                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 22, 1999
                                                   -----------------


                              COMSAT Corporation
              --------------------------------------------------
              (Exact name of Registrant as specified in Charter)


   District of Columbia                1-4929                 52-0781863
----------------------------        ------------       ----------------------
(State or other jurisdiction        (Commission        (IRS Employer
of incorporation)                   File Number        Identification Number)


6560 Rock Spring Drive,    Bethesda, MD        20817
----------------------------------------    ---------
(Address of principal executive offices)      Zip Code


Registrant's telephone number, including area code    (301) 214-3000


                                Not Applicable.
        --------------------------------------------------------------
        (Former name or former address, if changed since last report).

Item 5.  Other Events
---------------------

          On February 22, 1999, COMSAT Corporation (the "Corporation") announced that its 1999 Annual Meeting of Shareholders has been scheduled for June 18, 1999. At the request of Lockheed Martin Corporation, the Agreement and Plan of Merger among Lockheed Martin Corporation, Deneb Corporation, a wholly-owned subsidiary of Lockheed Martin Corporation, and the Corporation, dated as of September 18, 1998, will be submitted to shareholders for approval at that meeting. Advance notice of nominations and other proposed business to be considered by shareholders at the annual meeting is required to be submitted within 10 days of this announcement, as outlined in the Corporation's bylaws.

                                 SIGNATURES
                                 ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     COMSAT Corporation
                                     ------------------



                                     By:   /s/ Alan Korobov
                                        -------------------------
                                        Alan Korobov
                                        Controller


Date:  February 22, 1999